UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                 August 6, 2009
                Date of report (Date of earliest event reported)


                           Kryptic Entertainment Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

        000-52374                                          83-0510954
(Commission File Number)                       (IRS Employer Identification No.)

Suite 208, 800 N. Rainbow Blvd. Las Vegas, NV                89107
   (Address of Principal Executive Offices)                (Zip Code)

                                  702-948-5013
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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EXPLANATORY NOTE

This Amendment No.2 on Form 8-K/A to the Kryptic Entertainment Inc. Form 8-K originally filed with the Securities and Exchange Commission on August 6, 2009 (the "Form 8-K") adds additional disclosure obtained subsequent to the filing of the Form 8-K.

On August 27, 2009, the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of Moore & Associates Chartered because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and non-cooperation with a board investigation.

The Company was unable to obtain an amended Exhibit 16 letter for this amended Form 8-K.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On August 6, 2009, our Board of Directors approved the dismissal Moore & Associates Chartered ("Moore") as our independent registered public accounting firm and the engagement of Seale and Beers, CPAs as our new independent registered public accounting firm.

Other than a going concern qualification, Moore's audit reports on our financial statements as of and for the year ended March 31, 2009, and for the period of inception on October 11, 2007 to March 31, 2008 (the "Reporting Periods"), did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Reporting Periods, and in the subsequent interim periods through August 6, 2009, there were (i) no disagreements between the Company and Moore on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore, would have caused Moore to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

We have requested that Moore furnish our company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Due to the circumstances set forth above, the Company cannot obtain an amended letter from Moore and Associates Chartered, for this amended Form 8-K.

During the Reporting Periods, which were our two most recent fiscal year ends, and the interim periods through August 6, 2009, we have not consulted with Seale and Beers, CPAs on any of the matters or events set forth in Regulation S-K Item 304(a)(2).

As disclosed in our Form 8-K dated September 7, 2009 and filed on September 8, 2009 we dismissed Seale and Beers, CPA as our independent accountant and retained an independent registered public accounting firm, Alan Weinberg CPA as of September 7, 2009.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      No.                                Exhibit
      ---                                -------

     16.1 Due to the circumstances set forth above, the Company can not obtain an amended letter for this amended Form 8-K.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2009


By: /s/ John Lagourgue
   -------------------------------
Name:  John Lagourgue
Title: President and Director



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